Exhibit 99.1

For Immediate Release

Contact:
(Company)                                         (Corporate Communications)
Barbara Duncan                                    Kathleen Eppolito
Chief Financial Officer                           Scientia Communications, Inc.
DOV Pharmaceutical, Inc.                          (718) 281-1809
(201) 968-0980

                Start of DOV Pharmaceutical's Phase III Trial of
                         Ocinaplon Placed on Hold by FDA

Hackensack, NJ, October 2, 2003. DOV Pharmaceutical, Inc. (NASDAQ: DOVP) announced that today the Food and Drug Administration placed the start of the Phase III pivotal trial of ocinaplon, DOV's novel anti-anxiety product candidate, on hold. The FDA has requested that DOV produce additional safety information satisfactory to the agency in order to remove the hold and permit DOV to commence the trial. The company intends to diligently assemble the necessary information in accordance with FDA comments and communicate further with the FDA as soon as reasonably practicable.

DOV is a biopharmaceutical company focused on the discovery, in-licensing, development and commercialization of novel drug candidates for central nervous system and other disorders, including cardiovascular and urological, that involve alterations in neuronal processing. The Company has six product candidates in clinical trials addressing therapeutic indications with significant unmet needs.

Cautionary Note:

Statements in this press release that are not historical facts constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, each as amended, including statements regarding our expectations with respect to the progress of our clinical trial programs and our regulatory efforts. We caution you that forward-looking statements are inherently uncertain and are simply point-in-time estimates based on a combination of facts and factors currently known by us about which we cannot be certain or perhaps even relatively confident. Actual results or events will surely differ and may differ materially from our forward-looking statements as a result of many factors, some of which we may not be able to predict or may not be within our control. Such factors may also materially adversely affect our ability to achieve our objectives and to successfully develop, test and commercialize ocinaplon, including our ability to compile the information necessary to satisfy the FDA's concerns and to address the FDA's hold on the Phase III trial of ocinaplon. Further development and commercialization of any of our drug candidates are subject to numerous factors outside our control including our ability to:

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      o     demonstrate the safety and efficacy of product candidates at each stage of development;

      o     meet our development schedule for our product candidates;

      o meet applicable regulatory standards and receive required regulatory approvals on our anticipated time schedule or at all;

      o meet obligations and achieve milestones under our license and other agreements;

      o     obtain collaborations as required with pharmaceutical partners;

      o     obtain substantial additional funds;

      o     obtain and maintain all necessary patents or licenses; and

      o produce drug candidates in commercial quantities at reasonable costs and compete successfully against other products and companies.

Other factors that may cause our actual results to differ materially from our forward-looking statements include the fact that we or the FDA may suspend one or more of our clinical trials, including any future trial of ocinaplon if the present clinical hold is lifted, patient recruitment may be slower than expected or patients may drop out of our clinical trials and our success depends on the performance of our licensees and collaborative partners who among other things may not fulfill their obligations to us. You should also refer to the risks discussed in our other filings with the Securities and Exchange Commission including those contained in our annual report on Form 10-K filed on March 31, 2003. We qualify all our forward-looking statements by these cautionary statements. There may be other factors that may materially affect our forward-looking statements and our future results. Readers should not, therefore, place undue reliance on our forward-looking statements. We do not undertake any obligation and do not intend to update any forward-looking statement.